EXHIBIT 99.1

Brillian Corporation NASDAQ: BRLC Vincent F. Sollitto, Jr. - Chief Executive Officer

Safe Harbor Statement Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings.

Experienced Management Team Executive Team Industry Experience Position Vincent Sollitto, Jr. 34 President, Chief Executive Officer, and Director Wayne Pratt 18 VP, Chief Financial Officer, Secretary, and Treasurer Robert Melcher 35 Chief Technology Officer Rajan Kapur 22 VP, Development Henning Stauss 19 VP, Manufacturing Hope Frank 21 VP, Marketing and Communications Rainer Kuhn 20 Senior Director, Sales and Marketing The Senior Management Team Averages 24 Years of Industry Experience

Investment Highlights Explosive growth in digital TV and microdisplay market driving demand for our products - High-end HDTV market is our core market Technology leadership in proprietary LCoS(tm) technology, with pure play investment opportunity and sustainable competitive advantage Key customer and partner relationships in our target markets represent large, high-margin sales opportunities Leverage a virtual manufacturing model and third-party contract manufacturers and assemblers to produce our HDTVs, which incorporate the proprietary LCoS(tm) microdisplays that we produce Poised for growth with experienced management team

Company Snapshot Founded within TFS in 1997 Over $100M invested in R&D Shipping imagers since March 2000 Introduced LCoS(tm) Gen II in early 2003 September 2003: Spin-out from Three-Five Systems (TFS) November 2003: Announced plans to build HDTV RPTV Facilities in Tempe, Arizona and Boulder, Colorado Approximately 100 employees

Rear Projection HDTVs (Large Existing Displacement Market) Leadership >60" RPTV Integrated, High- Performance HDTV Near-to-Eye Products (High CAGR Emerging Consumer Market) Monocular and Binocular HMDs Personal Display Monitor Mobile Handsets / PDAs Gaming Headset Other Products Digital Cinema Front Projection Home Theater Photo Printers Brillian's Core Competencies and Products End-Market Application Knowledge LCoS(tm) Technology, Architecture and System Electronics Imagers, Illumination and Optics Display Optimization Algorithms and Software LCoS(tm) Alignment, Lamination Process and Manufacturing

A Large and Growing Market Worldwide North America Total Televisions 173 million units 4% CAGR 35 Million units 9% CAGR Digital TVs 16 million units 47% CAGR 8 million units 47% CAGR >50" TVs 4 million units 18% CAGR 2.7 million units 18% CAGR Source: iSuppli/Stanford Resources Corporation, 1Q 04 CAGR based on 2004-2008 estimates

2004 2005 2006 2007 2008 TFT 3 38 100 282 418 Plasma 260 570 1107 1761 2595 Microdisplay 621 1019 1428 1801 2010 CRT 1777 1409 805 232 14 >50" Market Opportunity - North America Source: iSuppli/Stanford Resources Corporation, 1Q 04

What is Liquid Crystal on Silicon? Leverages two major technologies Semiconductor / IC Liquid Crystal 51 issued U.S. patents and 45 pending; exclusive licenses to 12 additional U.S. patents. Several patents in foreign jurisdictions and 22 pending abroad 2 trademarks including LCoS(tm) Glass Liquid Crystal Silicon CMOS Backplane

HDTV Large Area Display Technology Overview HIGH IMAGE QUALITY PERFORMANCE LCoS(tm) Gen II HTPS Plasma CRT TFT-LCD DLP Liquid Crystal on Silicon Gen I LOW IMAGE QUALITY PERFORMANCE LOW COST HIGH COST

TFT-LCD TFT-LCD Expected to dominate the <40" category Good color depth but pixelated image Only moderate contrast ratios Limited video response

Plasma Plasma Being pushed out of <40" by TFT-LCD Pixelated images Short lifetime Expensive to produce

Source: TI DLPTM DLP(tm) - Digital Micromirror Display (DMD) Electro-mechanical pixels and color management Sole Source - Texas Instruments Rapid initial momentum Single panel - Field sequential grayscale and color Slow migration to 1080p HDTV format

High Temperature Polysilicon High Temperature Polysilicon (HTPS) Transmissive technology with backlight Three panels to generate color Sole source - Seiko Epson Moderate response time for video Lowest HDTV contrast in market Lifetime concerns Slow migration to 1080p resolution for HDTV HTPS* LCoS* *Taken on a 3.2M pixel digital camera in Macro mode at 3X zoom and 12" from screen

LCoSTM Gen II Advantages Brightness: 3-panel architecture provides superior brightness with 100-150W lamps Contrast: Achieves sequential Contrast Ratio >2000:1; exceeding other technologies; provides "3D-like" image depth Resolution: Capable of 1920 x 1080 format in 0.7" panel and 1280x720 format in 0.5" panel; not achievable with other technologies Integration: Uses standard CMOS silicon technology; integration of additional electronic features and functionality is under way Lifetime: Does not degrade over time unlike certain other competing technologies in the large display market Cost: Poised to be the lowest cost technology leader for the premium large display RPTV market. Our RPTVs easily scale to larger sizes with low incremental costs

Intel Enters the Market Intel introduced its Liquid Crystal on Silicon chip in January 2004 and validated the marketplace for our technology "[Intel's involvement] is probably going to accelerate the shift toward microdisplay rear-projection televisions, They've got the horsepower to solve any of the technical problems that need to be solved." iSuppli/Stanford Resource, David Mentley January 21, 2004 Audioholics,com February 9, 2004 "According to Intel, in 2005 it will be possible for the cost of a single-panel LCOS light engine to drop below the cost of DLP and LCD light engines." "...liquid crystal on silicon (LCOS), has been around for about five years. But no one with Intel's manufacturing muscle has tried it yet, a factor that could spur adoption." "LCOS, though, has the advantage of Moore's Law, which dictates that faster, smaller transistors can be added to a chip at a relentless pace, Cornelius said. Adding more transistors means that more pixels can be added to an LCOS chip, and it can operate at a much faster rate. In the end, that could lead to crisper images and smoother gradations between colors. LCOS chips hold the potential to hit higher resolutions before competing technologies." Michael Kanellos, CNET News.com January 8, 2004

Existing Channels Integrated High-End TV + Set Top Offerings Existing Channels Broad range from mass- merchandising to value-add Private Label TVs Existing Channels Many players Broad range from mass volume to high- end boutique Existing Channels Looking for complimentary products Fully Integrated Asian, European CHARACTERISTICS Cable TV Satellite Set Top Box Mfrs Retail Outlets Consumer Electronic OEMs PC OEMs Display Mfgs Vertically Integrated TV Mfgs CATEGORIES 2 TO 5 YRS EMERGING EXISTING MARKET The Emerging Market Large-Screen, High-Performance TVs

Customer Highlight - Projection HDTV Key elements of first customer contract for projection HDTV First volume purchase agreement secured Set pricing for the first 12 months based on volume commitments Minimum committed value - $6.0 million Key reference customer for our product and technology Customer is building in-house private label electronics strategy around our flagship product National storewide rollout and online retail channel

Strategic Relationships

Manufacturing Process 20 20

Projection HDTV Timeline and Milestones Technology Investigations, Decisions 1Q-2Q, 2003 Technology Lab Evaluation 2Q/3Q, 2003 Finalize Technology Platform 3Q, 2003 Finalize Industrial Design End of 3Q, 2003 Prototypes, First Customer 1Q, 2004 Market Test 2Q, 2004 Production Ramp 3Q, 2004 Production in Volume End of 3Q, 2004

HDTV Roadmap


Resolution
Product
2.5 x 1.5k
1080p
720p
6503i
(Standard)
6503i+
(Standard)
6502i
(Standard)
6502i
Standard & Thin
Platform
6502i
Thin
Platform
6501m
6501i
<6501i
(Standard)
6501i
(Standard)
6501i
Standard & Thin
Platform
2004
2005
2006
2007

Brilliant Corporation

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Our Near-to-Eye Products Brillian offers Near-to-Eye Products for Industrial, Medical and Military markets...and is ready for consumer applications Product shipments have included LCoS(tm) microdisplays for monocular and binocular head-mounted displays (HMDs) Pursuing development of microdisplays for use in various high- information content portable electronic devices, such as notebook computers, portable DVD viewers, mobile handsets, PDAs, and wireless Internet appliances Developing microdisplays for use in headsets for video games

HMD Price Drives Volume Applications Consumer Commercial Ind, Med, Mil +1M 500k 250k 100k 50k 25k 10k 5k <1k ANNUAL VOLUME +$5000 $3000 $2000 $1000 $500 $250 $200 $100 Night Vision Systems Surgical HMD Augmented Reality Videography HMD Wearable PC HMD 2004-2005 2006+ PC Gaming HMD Stereo HMD Console Gaming HMD New 3D Video Gaming HMD New PVR HMD 1998-2003 PRICE PER UNIT

Brillian Corporation Financial Overview Wayne Pratt - Chief Financial Officer

Annual Operating Results 2003 2002 2001 Revenue $2,194 $1,439 $1,936 Cost of Sales 9,829 12,869 12,280 SG&A 4,890 3,333 2,760 R&D 7,367 8,430 5,339 Operating Loss (19,892) (23,193) (18,443) EBITDA (16,319) (19,763) (16,567)

Quarterly Operating Results March 31, 2004 March 31, 2003 Revenue $478 $371 Cost of Sales 2,384 2,132 SG&A 1,086 1,214 R&D 2,454 1,683 Operating Loss (5,446) (4,658) EBITDA (4,581) (3,716) Bookings in the first quarter ended March 31, 2004 were $2.2M

March 31, 2004 Balance Sheet Highlights Shares outstanding 5.4M Total assets $36M Cash, cash equivalents* $10M Total stockholders' equity $34M Net tangible book value $19M No Debt Actual As Adjusted 6.9M $48M $22M $45M $30M *Includes short-term investments

Achieving the Model STEP 1 STEP 2 TARGET Revenue $/QTR $5 - 6M $14 - 16M $20 - 25M Revenue 100% 100% 100% Gross Margin 0% 25% 35% SG&A 20% 12% 10% R&D 30% 13% 12% Operating Profit (50%) 0% 13%

Investment Highlights Explosive growth in digital TV and microdisplay market driving demand for our products - High-end HDTV market is our core market Technology leadership in proprietary LCoS(tm) technology, with pure play investment opportunity and sustainable competitive advantage Key customer and partner relationships in our target markets represent large, high-margin sales opportunities Leverage a virtual manufacturing model and third-party contract manufacturers and assemblers to produce our HDTVs, which incorporate the proprietary LCoS(tm) microdisplays that we produce Poised for growth with experienced management team